SUPPLEMENT TO

STATEMENT OF ADDITIONAL INFORMATION
OF CALVERT SOCIAL INVESTMENT FUND
Enhanced Equity Portfolio

Date of Supplement:  June 20, 2007

Statement of Additional Information dated January 31, 2007

Under “Supplemental Information on Principal Investment Policies and Risks” on page 2 of the Statement of Additional Information, add Enhanced Equity Portfolio to the list of funds set forth under the heading “Foreign Securities.”

Under “Non-Principal Investment Policies and Risks” on page 4 of the Statement of Additional Information, delete Enhanced Equity Portfolio from the list of funds set forth under the heading “Foreign Securities.”

Under “Non-Principal Investment Policies and Risks” on page 5 of the Statement of Additional Information, add Enhanced Equity Portfolio to the list of funds set forth under the heading “Emerging Market Securities.”

Under “Investment Restrictions – Nonfundamental Investment Restrictions” for CSIF Enhanced Equity on page 13 of the Statement of Additional Information, delete Nonfundamental Investment Restriction #2 regarding the purchase of  obligations of foreign issuers.